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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  MARCH 5, 2000

                           CUBIST PHARMACEUTICALS, INC
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     0-21379                   22-3192085
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999


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         ITEM 5.  OTHER EVENTS.

         On March 5, 2000, the Registrant presented efficacy and safety data from its ongoing dose-ranging Phase II clinical studies of its lead drug candidate, daptomycin, at the Center for Disease Control's 4th Decennial Conference on Nosocomial and Healthcare-Associated Infections. The results of the Phase II clinical trials are described in the Registrant's press release dated March 6, 2000, a copy of which is filed as Exhibit 99(A) to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit 99(A) Press Release dated March 6, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CUBIST PHARMACEUTICALS, INC.

                                           By:  /s/ Thomas A. Shea
                                               -----------------------------
                                               Thomas A. Shea
                                               Vice President of Finance and
                                               Administration, Treasurer and
                                               Chief Financial Officer

Dated:  March 7, 2000